UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 2, 2018
Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On May 2, 2018, Lumentum Holdings Inc. (the “Company”) reported results for its fiscal third quarter ended March 31, 2018. The Company also posted a slide presentation entitled “Q3 FY18 Conference Call” dated May 2, 2018 on the “Events and Presentations” investor section of its website (www.lumentum.com). Copies of the Company’s press release and slide presentation are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively. Information on the Company’s website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the Securities and Exchange Commission.
The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Additional Information and Where to Find It
This Current Report on Form 8-K and the exhibits hereto reference a proposed business combination involving Lumentum Holdings Inc. and Oclaro, Inc. In connection with the proposed transaction, Lumentum will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that includes the preliminary proxy statement of Oclaro and that will also constitute a prospectus of Lumentum. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Lumentum may not sell the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the Securities and Exchange Commission becomes effective. The preliminary proxy statement/prospectus and this Current Report on Form 8-K are not offers to sell Lumentum securities, are not soliciting an offer to buy Lumentum securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to stockholders of Oclaro.
LUMENTUM AND OCLARO URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the Securities and Exchange Commission free of charge at the Securities and Exchange Commission’s website, www.sec.gov. Copies of documents filed with the Securities and Exchange Commission by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by directing a written request to Lumentum Holdings Inc., Investor Relations, 400 North McCarthy Boulevard, Milpitas, CA 95035. Copies of documents filed with the Securities and Exchange Commission by Oclaro (when they become available) may be obtained free of charge on Oclaro’s website at www.oclaro.com or by directing a written request to Oclaro, Inc. Investor Relations, 225 Charcot Avenue, San Jose, CA 95131.
Participants in the Merger Solicitation
Each of Lumentum Holdings Inc., Oclaro, Inc. and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the Securities and Exchange Commission, be considered participants in the solicitation of Oclaro stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the Securities and Exchange Commission. Additional information regarding Lumentum’s executive officers and directors is included in Lumentum’s definitive proxy statement, which was filed with the Securities and Exchange Commission on September 19, 2017. Additional information regarding Oclaro’s executive officers and directors is included in Oclaro’s definitive proxy statement, which was filed with the Securities and Exchange Commission on September 27, 2017. You can obtain free copies of these documents using the information in the paragraph immediately above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release entitled “Lumentum Announces Fiscal Third Quarter 2018 Results” dated May 2, 2018.
99.2	Slide presentation entitled “Q3 FY18 Conference Call” dated May 2, 2018.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Aaron Tachibana
	Name:	Aaron Tachibana
	Title:	Chief Financial Officer

May 2, 2018